Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year 2022

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve,” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; environmental, social and governance practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2021, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • $9.1 billion in assets • $7.2 billion in deposits • $7.2 billion in loans • $1.3 billion market cap • Stock symbol: STBA • 120 year anniversary Corporate Profile

Geographic Footprint 4 Serving over 230,000 customers in Pennsylvania and Ohio Footprint comprises 9.6 million people and 215,000 businesses 1,200 team members providing award- winning customer satisfaction Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana

Award-Winning Customer Satisfaction 5 J.D. Power Award S&T Bank ranked #1 in overall customer satisfaction in the Pennsylvania region in the 2022 U.S. Retail Banking Satisfaction Study by J.D. Power. We ranked #1 in the following areas: account offerings, convenience banking, people and trust. For J.D. Power 2022 award information, visit jdpower.com/awards. Forbes Best-In-State Banks S&T Bank was awarded on the Forbes list of Best-In-State Banks 2022. Consumers assessed banks regarding overall satisfaction, trust, terms & conditions, branch services, digital services, customer service and financial advice.

Top Workplace Recognition 6 Top Workplaces for Diversity, Equity and Inclusion (DE&I) S&T Bank was named a Top Workplace for Diversity, Equity and Inclusion (DE&I). The national award recognizes top workplaces that promote a welcoming and inclusive culture as well as programs that are made available to employees. Top Workplaces in the Greater Pittsburgh Region S&T Bank was recognized as a top workplace in Pittsburgh by the Pittsburgh Post-Gazette. Employers were assessed on 15 culture drivers that are critical to the success of any organization, including alignment, execution, and connection. Top Workplaces USA S&T Bank has earned the 2023 Top Workplaces USA award issued by Energage. The employer recognition program recognizes organizations across the country that have built exceptional workplace cultures. Winners are chosen based solely on employee feedback gathered through an anonymous, research-based employee engagement survey.

7 Strategic Path Forward Project “Our Shared Future”

8 ◦ NIM management ◦ Balance efficiency and infrastructure investments ◦ Data and analytics ◦ Credit risk management practices ◦ Process enhancements ◦ Strategic investments ◦ “Our Shared Future” culture and mindset ◦ Talent acquisition and retention ◦ Diversity, Equity & Inclusion ◦ Treasury Management ◦ Customer experience ◦ Product optimization ◦ Digital evolution DEPOSIT FRANCHISE CORE PROFITABILITY ASSET QUALITY TALENT AND ENGAGEMENT Drivers The drivers will enable us to deliver our long-term goal of top quartile shareholder performance.

9 Fourth Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $1.03 Net Income $40.3 million ROA 1.78% ROE 13.68% ROTE* 20.36% PPNR* 2.36% HIGHLIGHTS • Record net income and EPS for the second consecutive quarter • EPS and net income increased 8% compared to 3Q22 • Solid return metrics • NII increased 6% and NIM expanded 29 basis points to 4.33% due to higher interest rates compared to 3Q22 • Dividend approved of $0.32, an increase of $0.03, or 10.3%, compared to the same period in the prior year

10 Full Year Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.46 Net Income $135.5 million ROA 1.48% ROE 11.47% ROTE* 17.02% PPNR* 1.93% HIGHLIGHTS • Record EPS and net income • EPS and net income increased more than 23% compared to 2021 • Solid return metrics • NII increased 14% and NIM expanded 54 basis points to 3.76% due to higher interest rates compared to 2021 • Dividends declared increased $0.07, or 6.2%, to $1.20 per share compared $1.13 in 2021

PPNR / AVERAGE ASSETS * 2018 2019 2020 2021 2022 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2018 2019 2020 2021 2022 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2018 2019 2020 2021 2022 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2018 2019 2020 2021 2022 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Performance 11 1.50% 1.32% 1.45%(1*) 0.74%(2*) 0.23% 1.48% 11.60% 10.92%(1*) 5.76%(2*) 1.80% 11.47% 9.98% 1.93%(1*) 1.62% 1.96% 1.93% 1.78% 15.76%(1*) 17.14% 2.92% 8.80%(2*) 17.02% 14.41% (1)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (2)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (*)Refer to appendix for reconciliation of non-GAAP financial measures. 1.18% 9.30% 13.85% 1.67%

4Q22 VS 3Q22: Balance Sheet • Loans increased $87 million, or 4.9% annualized • Consumer growth of $80 million, or 17.6% • Deposits declined $191 million due to the interest rate environment Dollars in millions 12 Cash & Int Bear Bal Securities Loans Deposits ($300) ($200) ($100) $0 $100 4Q22 3Q22 Var $210 $135 $75 $1,003 $997 $6 $7,184 $7,097 $87 $7,220 $7,411 ($191)

Asset Quality ACL 4Q22 VS 3Q22: Dollars in millions 13 ASSET QUALITY TRENDS • Modest ACL build • NPAs decreased 23%, or $6.7 million • NPA/total loans plus OREO of 0.31% compared to 0.41% 3Q22 and 1.13% 4Q21 • Minimal net charge-off activity in 2022

• Net interest income increased $5.3 million, or 6%, due to higher interest rates • NIM expanded 29 bps to 4.33% Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 14 Loan Rate Sensitivity Mix 50% 22% 28% Floating Adjustable Fixed

4Q22 4Q22 vs 3Q22 4Q22 vs 4Q21 Debit and Credit Card $4.4 ($0.4) ($0.1) Service Charges 4.3 0.0 0.3 Wealth 3.0 (0.2) (0.3) Mortgage 0.3 (0.1) (1.2) Security Gain 0.0 (0.2) 0.0 Other 3.6 1.7 0.8 Noninterest Income $15.6 $0.8 ($0.5) Noninterest Income 15Dollars in millions Increased due to $2.0 million OREO gain

4Q22 4Q22 vs 3Q22 4Q22 vs 4Q21 Salaries & Benefits $28.0 $1.3 $0.9 Data Processing 4.2 0.0 (0.5) Occupancy 3.8 0.4 0.2 FF&E 3.0 0.1 0.1 Professional Services 2.1 0.2 0.4 Other Taxes 1.8 0.2 0.3 Marketing 1.4 0.0 0.1 FDIC 0.4 (0.2) (0.7) Other 6.6 (0.3) 0.3 Noninterest Expense $51.3 $1.7 $1.1 Increased due to higher incentive and pension settlement costs Positive operating leverage drove a 49% efficiency ratio Noninterest Expense Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 16

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 17 Amount % of Total CRE $3,128 44% Consumer 1,938 27% C&I 1,719 24% Construction 399 6% Total $7,184 100%

Deposit Mix We have a solid core deposit profile: Dollars in millions 18 Amount % of Total DDA $2,589 36% MM 1,731 24% Savings 1,118 15% CDs 935 13% Int Bear DDA 847 12% Total $7,220 100% Amount % of Total Personal $4,172 58% Business 3,048 42% Total $7,220 100%

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 19 TCE / TA* • Capital levels remain strong • TCE / TA increased 18 basis points • Extension of share repurchase plan

Financial Data (1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. (2)These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures (3) Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments. Income Statement 2022 2021 2020 2020 2019 2019 2018 Dollars in thousands, except for share data Excludes Fraud (1) Excludes Merger Exp (2) Net Interest Income $315,783 $276,112 $279,388 $246,791 $234,438 Noninterest Income 58,259 64,696 59,746 52,558 49,181 Total Revenue 374,042 340,808 339,134 299,349 283,619 Noninterest Expense 196,746 188,925 184,329 155,766 145,445 Merger Expenses — — 2,342 11,350 — — Provision for Credit Losses(3) 8,366 16,215 131,424 72,753 14,873 14,873 14,995 Net Income Before Taxes 168,930 135,668 21,039 79,710 117,360 128,710 123,179 Taxes 33,410 25,325 (1) 12,320 19,126 21,232 17,845 Net Income $135,520 $110,343 $21,040 $67,390 $98,234 $107,478 $105,334 Diluted Earnings per Share $3.46 $2.81 $0.53 $1.72 $2.82 $3.09 $3.01 20

Financial Data 21 Balance Sheet 2022 2021 2020 2019 2018 Dollars in thousands Total Securities $1,002,778 $910,793 $773,693 $784,283 $684,872 Interest-Bearing Deposits 138,149 857,192 158,903 124,491 82,740 Total Net Loans 7,082,645 6,902,936 7,126,776 7,080,184 5,888,023 Other Assets 886,995 817,608 908,525 775,691 596,586 Total Assets $9,110,567 $9,488,529 $8,967,897 $8,764,649 $7,252,221 Total Deposits $7,219,970 $7,996,524 $7,420,538 $7,036,576 $5,673,922 Total Borrowed Funds 439,194 161,314 227,927 416,352 604,316 Other Liabilities 266,744 124,237 164,721 119,723 38,222 Equity 1,184,659 1,206,454 1,154,711 1,191,998 935,761 Total Liabilities & Equity $9,110,567 $9,488,529 $8,967,897 $8,764,649 $7,252,221

Net Interest Margin 2022 2021 2020 2019 2018 Securities - FTE 2.25% 2.18% 2.49% 2.64% 2.62% Loans - FTE 4.50% 3.84% 4.09% 4.95% 4.72% Total Interest-earning Assets - FTE 4.06% 3.37% 3.87% 4.71% 4.48% Interest-bearing Deposits 0.40% 0.20% 0.66% 1.40% 1.01% Borrowings 3.01% 1.49% 1.56% 2.76% 2.19% Total Costing Liabilities 0.49% 0.24% 0.72% 1.51% 1.18% Net Interest Margin (FTE)(1) 3.76% 3.22% 3.38% 3.64% 3.64% NIM (FTE) Ex-Purchase Accounting (1) 3.75% 3.20% 3.32% 3.62% 3.62% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 22

Financial Data 23 Loan Portfolio 2022 2021 2020 2019 2018 Dollars in thousands Commercial Real Estate $3,128,187 $3,236,653 $3,244,974 $3,416,518 $2,921,832 Commercial and Industrial 1,718,976 1,728,969 1,954,453 1,720,833 1,493,416 Commercial Construction 399,371 440,962 474,280 375,445 257,197 Total Commercial 5,246,534 5,406,584 5,673,707 5,512,796 4,672,445 Residential Mortgage 1,116,528 899,956 918,398 998,585 726,679 Home Equity 652,066 564,219 535,165 538,348 471,562 Installment and Other Consumer 124,896 107,928 80,915 79,033 67,546 Consumer Construction 43,945 21,303 17,675 8,390 8,416 Total Consumer 1,937,435 1,593,406 1,552,153 1,624,356 1,274,203 Total Portfolio Loans 7,183,969 6,999,990 7,225,860 7,137,152 5,946,648 Loans Held for Sale 16 1,522 18,528 5,256 2,371 Total Loans $7,183,985 $7,001,512 $7,244,388 $7,142,408 $5,949,019

Financial Data 24 Asset Quality 2022 2021 2020 2019 2018 Dollars in thousands Total Nonaccrual Loans $19,052 $66,291 $146,774 $54,057 $46,073 Nonaccrual Loans/Total Loans 0.27% 0.95% 2.03% 0.76% 0.77% Nonperforming Assets/Total Loans + OREO 0.31% 1.13% 2.06% 0.81% 0.83% Net Charge-offs/Average Loans 0.04% 0.49% 1.40% 0.22% 0.18% Allowance for Credit Losses/Total Portfolio Loans 1.41% 1.41% 1.63% 0.87% 1.03% Allowance for Credit Losses/Nonaccrual Loans 532% 149% 80% 115% 132%

Financial Data 25 Capital 2022 2021 2020 2019 2018 Tier 1 Leverage 11.06% 9.74% 9.43% 10.29% 10.05% Common Equity Tier 1 – Risk-Based Capital 12.81% 12.03% 11.33% 11.43% 11.38% Tier 1 – Risk-Based Capital 13.21% 12.43% 11.74% 11.84% 11.72% Total – Risk-Based Capital 14.73% 13.79% 13.44% 13.22% 13.21% Tangible Common Equity/Tangible Assets(1) 9.24% 9.08% 9.02% 9.68% 9.28% (1)Refer to appendix for reconciliation of non-GAAP financial measures

4Q22 Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $159,765 Plus: amortization of intangibles (annualized), net of tax 1,144 Net income before amortization of intangibles (annualized) $160,909 Average total shareholders' equity $1,168,023 Less: average goodwill and other intangible assets, net of deferred tax liability (377,857) Average tangible equity (non-GAAP) $790,166 Return on average tangible shareholders' equity (non-GAAP) 20.36 % PPNR/Average Assets (non-GAAP) Income before taxes $50,250 Plus: Provision for credit losses 3,176 Total $53,426 Total (annualized) (non-GAAP) $211,961 Average assets $8,984,616 PPNR/Average Assets (non-GAAP) 2.36 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 26

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	4Q22	3Q22	2Q22	1Q22	4Q21
Tangible Common Equity/Tangible Assets (non-GAAP)					
Total shareholders' equity	$1,184,659	$1,153,181	$1,178,358	$1,184,950	$1,206,454
Less: goodwill and other intangible assets, net of deferred tax liability	(377,673)	(377,961)	(378,259)	(378,557)	(378,871)
Tangible common equity (non-GAAP)	$806,986	$775,220	$800,099	$806,393	$827,583
Total assets	$9,110,567	$8,935,969	$9,103,814	$9,432,281	$9,488,529
Less: goodwill and other intangible assets, net of deferred tax liability	(377,673)	(377,961)	(378,259)	(378,557)	(378,871)
Tangible assets (non-GAAP)	$8,732,894	$8,558,008	$8,725,555	$9,053,724	$9,109,658
Tangible common equity to tangible assets (non-GAAP)	9.24%	9.06%	9.17%	8.91%	9.08%
Efficiency Ratio (non-GAAP)					
Noninterest expense	$51,275	$49,633	$48,424	$47,414	$50,189
Net interest income per consolidated statements of net income	89,058	83,798	75,194	67,733	68,438
Plus: taxable equivalent adjustment	532	521	506	493	510
Net interest income (FTE) (non-GAAP)	$89,590	$84,319	$75,700	$68,226	$68,948
Noninterest income	15,643	14,760	12,630	15,226	16,104
Less: net gains on sale of securities	—	(198)	—	—	—
Net interest income (FTE) (non-GAAP) plus noninterest income	$105,233	$98,881	$88,330	$83,452	$85,052
Efficiency ratio (non-GAAP)	48.73 %	50.19 %	54.82 %	56.82 %	59.01 %
Net Interest Margin Rate (FTE) (non-GAAP)					
Interest income and dividend income	$103,208	$89,835	$77,599	$70,109	$71,135
Less: interest expense	(14,150)	(6,037)	(2,405)	(2,376)	(2,697)
Net interest income per consolidated statements of net income	$89,058	$83,798	$75,194	$67,733	$68,438
Plus: taxable equivalent adjustment	532	521	506	493	510
Net interest income (FTE) (non-GAAP)	$89,590	$84,319	$75,700	$68,226	$68,948
Net interest income (FTE) (annualized)	$355,438	$334,526	$303,633	$276,694	$273,537
Average interest-earning assets	$8,220,689	$8,287,889	$8,535,384	$8,747,398	$8,768,329
Net interest margin (FTE) (non-GAAP)	4.33 %	4.04 %	3.56 %	3.16 %	3.12 %

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2020 2019 Excludes Fraud Excludes Merger Exp Net Income Excluding Nonrecurring items Net income $21,040 $98,234 Nonrecurring items 58,671 11,350 Tax effect of nonrecurring items (12,321) (2,106) Adjusted net income (non-GAAP) $67,390 $107,478 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 Average shares outstanding - diluted 39,073 34,679 Diluted earnings per share (non-GAAP) $1.72 $3.09 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total assets 9,152,747 7,435,536 Return on average assets (non-GAAP) 0.74% 1.45 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total shareholders' equity 1,169,489 983,908 Return on average shareholders' equity (non-GAAP) 5.76% 10.92 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 28

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2022	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018
Return on Average Tangible Shareholders' Equity (non-GAAP)							
Net income	$135,520	$110,343	$21,040	$21,040	$98,234	$98,234	$105,334
Nonrecurring items	—	—	—	58,671	—	11,350	—
Tax effect of nonrecurring items	—	—	—	(12,321)	—	(2,106)	—
Adjusted net income (non-GAAP)	$135,520	$110,343	$21,040	$67,390	$98,234	$107,478	$105,334
Adjusted net income (non-GAAP)	$135,520	$110,343	$21,040	$67,390	$98,234	$107,478	$105,334
Plus: amortization of intangibles, net of tax	1,199	1,400	2,001	2,001	660	660	680
Net income before amortization of intangibles	$136,719	$111,743	$23,041	$69,391	$98,894	$108,138	$106,014
Average total shareholders' equity	$1,181,788	$1,186,161	$1,169,489	$1,169,489	$983,908	$983,908	$908,355
Less: average goodwill and other intangible assets, net of deferred tax liability	(378,303)	(379,612)	(380,846)	(380,846)	(297,589)	(297,589)	(289,766)
Average tangible equity (non-GAAP)	$803,485	$806,549	$788,643	$788,643	$686,319	$686,319	$618,589
Return on average tangible shareholders' equity (non-GAAP)	17.02 %	13.85 %	2.92 %	8.80 %	14.41 %	15.76 %	17.14 %
Net Interest Margin Rate (FTE) (Non-GAAP)							
Interest income and dividend income	$340,751	$289,262	$320,464		$320,484		$289,826
Less: interest expense	(24,968)	(13,150)	(41,076)		(73,693)		(55,388)
Net interest income per consolidated statements of net income	$315,783	$276,112	$279,388		$246,791		$234,438
Plus: taxable equivalent adjustment	2,052	2,316	3,202		3,757		3,804
Net interest income (FTE) (non-GAAP)	$317,835	$278,428	$282,590		$250,548		$238,242
Purchase accounting adjustment	(1,353)	(1,955)	(4,845)		(1,048)		(1,242)
Net interest income (FTE) ex-purchase accounting (non-GAAP)	$316,482	$276,473	$277,745		$249,500		$237,000
Average interest-earning assets	$8,445,958	$8,649,372	$8,372,894		$6,885,372		$6,549,679
Net Interest Margin	3.74 %	3.19 %	3.34 %		3.58 %		3.58 %
Adjustment to FTE basis	0.02 %	0.03 %	0.04 %		0.06 %		0.06 %
Net Interest Margin (FTE) (non-GAAP)	3.76 %	3.22 %	3.38 %		3.64 %		3.64 %
Purchase accounting adjustment	(0.01)%	(0.02)%	(0.06)%		(0.02)%		(0.02)%
Net Interest Margin (FTE) ex-purchase accounting (non-GAAP)	3.75 %	3.20 %	3.32 %		3.62 %		3.62 %

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Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2022	2021	2020	2019	2019 Excludes Merger Exp	2018
PPNR/Average Assets (Non-GAAP)						
Income before taxes	$168,930	$135,668	$21,039	$117,360	$117,360	$123,179
Plus: merger related expenses	—	—	—	—	11,350	—
Plus: provision for credit losses	8,366	16,215	131,424	14,873	14,873	14,995
Total adjusted income before taxes (non-GAAP)	177,296	151,883	152,463	132,233	143,583	138,174
Average assets	$9,167,038	$9,375,850	$9,152,747	$7,435,536	$7,435,536	$7,043,828
PPNR/Average Assets (non-GAAP)	1.93 %	1.62 %	1.67 %	1.78 %	1.93 %	1.96 %
Tangible Common Equity/Tangible Assets (non-GAAP)						
Total shareholders' equity	$1,184,659	$1,206,454	$1,154,711	$1,191,998		$935,761
Less: goodwill and other intangible assets, net of deferred tax liability	(377,673)	(378,871)	(380,278)	(380,247)		(289,501)
Tangible common equity (non-GAAP)	$806,986	$827,583	$774,433	$811,751		$646,260
Total assets	$9,110,567	$9,488,529	$8,967,897	$8,764,649		$7,252,221
Less: goodwill and other intangible assets, net of deferred tax liability	(377,673)	(378,871)	(380,278)	(380,247)		(289,501)
Tangible assets (non-GAAP)	$8,732,894	$9,109,658	$8,587,619	$8,384,402		$6,962,720
Tangible common equity to tangible assets (non-GAAP)	9.24 %	9.08 %	9.02 %	9.68 %		9.28 %

Member FDIC

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Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year 2022